UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2013

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NEW NEWSCORP INC

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of 4:30 p.m. (Eastern Time) on June 28, 2013, Twenty-First Century Fox, Inc., formerly News Corporation (“Fox”), completed the previously announced separation of its business into two independent publicly-traded companies (the “Separation”). The new News Corporation (the “Company”) holds businesses consisting of news and information services, sports programming in Australia, digital real estate services, book publishing, digital education and pay-TV distribution in Australia. In connection with the Separation, the Company entered into certain agreements with Fox on June 28, 2013, including the following:

•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Tax Sharing and Indemnification Agreement

•	Employee Matters Agreement

•	FOX SPORTS Trademark License

•	FOX Trademark License

The summary of each of the foregoing agreements can be found in the section of the Information Statement filed as Exhibit 99.1 to Amendment No. 6 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 13, 2013 (File No. 001-35769) (the “Information Statement”), entitled “Our Relationship with Parent Following the Distribution,” and is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 2.1 to 2.6 to this Current Report on Form 8-K and incorporated herein by reference.

New Long-Term Incentive Plan

On June 27, 2013, the Company’s sole stockholder approved the 2013 Long-Term Incentive Plan (the “2013 LTIP”), which became effective as of the Separation. The summary of the 2013 LTIP can be found in the section of the Information Statement entitled “Executive Compensation – New Equity Incentive Plan,” and is incorporated herein by reference. In addition, the description of the 2013 LTIP is qualified in its entirety by reference to the complete terms and conditions of the 2013 LTIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the Board of Directors

On June 28, 2013, in connection with the Separation, José María Aznar, Natalie Bancroft, Elaine Chao, John Elkann, Joel Klein, James Murdoch, Lachlan Murdoch, Ana Paula Pessoa, Masroor Siddiqui and Robert J. Thomson (the “New Directors”) joined the Company’s Board of Directors. K. Rupert Murdoch and Peter Barnes are also directors of the Company.

Our Board of Directors has three standing committees: Audit, Compensation and Nominating and Corporate Governance. The membership of each of the committees of the Company’s Board of Directors is listed in the table below.

Name	Audit	Compensation	Nominating and Corporate Governance
José María Aznar	—	—	Chair
Natalie Bancroft	—	—	X
Peter Barnes	Chair	X	—
Elaine Chao	X	—	X
John Elkann	—	X	—
Ana Paula Pessoa	X	—	—
Masroor Siddiqui	X	Chair	—

Except for Joel Klein who is party to an employment agreement pursuant to which he shall serve as a director of the Company, there were no arrangements or understandings pursuant to which the New Directors of the Company were appointed as directors.

On June 28, 2013, in connection with the Separation, John Nallen and David DeVoe resigned from the Company’s Board of Directors.

The section of the Information Statement entitled “Management – Biographies of Executive Officers and Directors”, which contains biographical information on each director, is incorporated herein by reference.

The compensation arrangements for the non-executive Directors have not yet been determined. The Company will disclose that information on a Current Report on Form 8-K, or an amendment thereto, when it becomes available.

Joel Klein Employment Agreement Amendment

On June 28, 2013, the employment agreement with Joel Klein was amended to reflect the assignment of the agreement to a subsidiary of the Company and the assumption by the Company of the guarantee obligations thereunder.

2013 LTIP

The description of the 2013 LTIP in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2013, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its By-Laws (the “Amended and Restated By-Laws”). A description of the material terms of each can be found in the section of the Information Statement entitled “Description of Our Capital Stock”, and is incorporated herein by reference. In addition, the descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On June 28, 2013, the Company issued a press release announcing the completion of the Separation. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.2	Transition Services Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.3	Tax Sharing and Indemnification Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.4	Employee Matters Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.5	FOX SPORTS Trademark License, dated June 28, 2013, between Fox Sports Australia Pty Limited, Fox Sports Australia Investments Pty Limited and Twentieth Century Fox Film Corporation.

2.6	FOX Trademark License, dated June 28, 2013, between Fox Sports Australia Pty Limited, Fox Sports Australia Investments Pty Limited and Twentieth Century Fox Film Corporation.

3.1	Amended and Restated Certificate of Incorporation of News Corporation.

3.2	Amended and Restated Bylaws of News Corporation.

10.1	News Corporation 2013 Long-Term Incentive Plan.

99.1	Press release of News Corporation, dated June 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: July 2, 2013

Exhibit Index

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.2	Transition Services Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.3	Tax Sharing and Indemnification Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.4	Employee Matters Agreement, dated June 28, 2013, between News Corporation and New Newscorp Inc.

2.5	FOX SPORTS Trademark License, dated June 28, 2013, between Fox Sports Australia Pty Limited, Fox Sports Australia Investments Pty Limited and Twentieth Century Fox Film Corporation.

2.6	FOX Trademark License, dated June 28, 2013, between Fox Sports Australia Pty Limited, Fox Sports Australia Investments Pty Limited and Twentieth Century Fox Film Corporation.

3.1	Amended and Restated Certificate of Incorporation of News Corporation.

3.2	Amended and Restated Bylaws of News Corporation.

10.1	News Corporation 2013 Long-Term Incentive Plan.

99.1	Press release of News Corporation, dated June 28, 2013.